UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced on December 9, 2016, James Quincey, currently President and Chief Operating Officer, will become President and Chief Executive Officer of The Coca-Cola Company (the “Company”) effective May 1, 2017. In addition, Muhtar Kent, the Company’s current Chairman of the Board of Directors and Chief Executive Officer, will continue as Chairman of the Board of Directors following Mr. Quincey’s succession to the position of Chief Executive Officer. On April 27, 2017, the Company provided Messrs. Quincey and Kent with letters to confirm their new positions and set forth the primary compensation elements that will be effective commencing May 1, 2017.

Pursuant to Mr. Quincey’s letter, his base salary will be $1,300,000 effective as of May 1, 2017. Mr. Quincey will continue to be eligible to participate in the Company’s Performance Incentive Plan and Long-Term Incentive programs, he will continue to be subject to the Company’s share ownership guidelines, he will cease to participate in the international service program effective as of May 1, 2017, and he will receive certain additional benefits described therein.

Pursuant to Mr. Kent’s letter, his base salary will be $1,000,000 effective as of May 1, 2017. For a transition period, not to exceed one year, Mr. Kent’s annual incentive target will remain the same. Any future long-term incentive awards will be solely at the discretion of the Compensation Committee of the Board of Directors. Mr. Kent will remain eligible for benefits and programs on the same terms as are in place today during the transition period, and he will continue to be subject to the Company’s share ownership guidelines. The Compensation Committee and the Board of Directors at a later date will re-evaluate pay and any eligible benefit and program arrangements to be effective after the transition period.

In addition, Mark Randazza, currently Vice President, Assistant Controller and Chief Accounting Officer, was appointed Principal Accounting Officer of the Company, effective May, 1, 2017, and will lead Financial Services, focusing on all aspects of internal and external accounting and reporting for the Company. Mr. Randazza, age 51, has been Assistant Controller and Chief Accounting Officer of The Coca-Cola Company since 2014. Mr. Randazza began his career with the Company in 1992 as a Senior Accountant and went on to serve in roles of increasing responsibility, including as Supervisor of Treasury Accounting, Finance Manager and Director of Accounting Research and Financial Reporting, leading to his appointment as Assistant Controller and Chief Accounting Officer. On April 27, 2017, the Company provided Mr. Randazza with a letter to confirm his new position and set forth the primary compensation elements that will be effective commencing May 1, 2017. Pursuant to the letter, Mr. Randazza’s initial base salary for the new position will be effective as of May 1, 2017, and he will continue to be eligible to participate in the Company’s Performance Incentive Plan and Long-Term Incentive programs.

Details regarding base salary determinations, the Performance Incentive Plan and the Long-Term Incentive programs are included in the Compensation Discussion and Analysis section of the Company’s definitive proxy statement for the 2017 Annual Meeting of Shareowners filed with the Securities and Exchange Commission on March 9, 2017. The foregoing description is qualified in its entirety by the letters for Messrs. Quincey, Kent and Randazza, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

1

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareowners of the Company was held on Wednesday, April 26, 2017, in Atlanta, Georgia. The results of the matters submitted to a vote of the shareowners at the meeting are set forth below. Pursuant to Delaware law and the Company’s By-Laws, abstentions and broker non-votes are not considered votes cast and do not affect the outcome of the votes. Therefore, only votes for and against each matter are included in the percentages below.

(a)          Item 1. Election of Directors. Shareowners elected each of the persons named below as Directors for a term expiring in 2018 as follows:

	FOR	% FOR	AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
Herbert A. Allen	3,132,638,192	98.62	43,748,881	1.38	6,400,400	586,825,202
Ronald W. Allen	3,100,686,004	97.61	75,816,086	2.39	6,285,427	586,825,202
Marc Bolland	3,159,547,183	99.48	16,661,798	0.52	6,578,382	586,825,202
Ana Botín	3,117,208,289	98.13	59,346,748	1.87	6,232,108	586,825,202
Richard M. Daley	3,139,302,724	98.85	36,616,945	1.15	6,867,476	586,825,202
Barry Diller	3,036,254,321	95.58	140,453,657	4.42	6,079,785	586,825,202
Helene D. Gayle	3,120,350,219	98.23	56,167,462	1.77	6,270,082	586,825,202
Alexis M. Herman	3,093,065,095	97.36	83,737,025	2.64	5,985,643	586,825,202
Muhtar Kent	3,108,296,014	98.13	59,112,758	1.87	15,239,522	586,825,202
Robert A. Kotick	3,158,964,724	99.48	16,437,424	0.52	7,385,615	586,825,202
Maria Elena Lagomasino	3,102,965,754	97.68	73,722,492	2.32	6,099,517	586,825,202
Sam Nunn	3,085,371,688	97.11	91,683,677	2.89	5,732,398	586,825,202
James Quincey	3,160,829,815	99.50	15,988,397	0.50	5,969,230	586,825,202
David B. Weinberg	3,159,095,945	99.47	16,928,997	0.53	6,760,204	586,825,202

Item 2. Advisory Vote to Approve Executive Compensation. Votes regarding this advisory proposal were as follows:

Votes Cast For:	2,381,353,106	75.29%
Votes Cast Against:	781,735,312	24.71%
Abstentions:	19,660,514
Broker Non-Votes:	586,825,202

2

Item 3. Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation. Votes regarding this advisory proposal were as follows:

Votes Cast For One Year:	2,904,650,119	91.64%
Votes Cast For Two Years:	9,583,084	0.30%
Votes Cast For Three Years:	255,581,998	8.06%
Abstentions:	12,949,353
Broker Non-Votes:	586,825,202

After considering these results, and consistent with its own recommendation, the Board of Directors has determined to continue to provide the Company’s shareowners with an annual advisory vote to approve executive compensation until the next vote on the frequency of such advisory votes.

Item 4. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. Votes regarding this proposal were as follows:

Votes Cast For:	3,696,669,348	98.38%
Votes Cast Against:	60,807,663	1.62%
Abstentions:	12,084,971
Broker Non-Votes:	N/A

Item 5. Shareowner Proposal Regarding a Human Rights Review. Votes regarding this proposal were as follows:

Votes Cast For:	54,141,715	1.76%
Votes Cast Against:	3,030,368,667	98.24%
Abstentions:	98,277,381
Broker Non-Votes:	586,825,202

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
10.1	Letter, dated April 27, 2017, from the Company to James Quincey
10.2	Letter, dated April 27, 2017, from the Company to Muhtar Kent
10.3	Letter, dated April 27, 2017, from the Company to Mark Randazza

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: April 28, 2017	By:	/s/ Bernhard Goepelt
Bernhard Goepelt
Senior Vice President, General Counsel and
Chief Legal Counsel

4